UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 7, 2006
KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51491	20-0216690

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (480) 922-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     We appointed Marcus E. Jundt, 41, as our President and Chief Executive Officer, effective July 7, 2006. Mr. Jundt had served as our Interim President and Chief Executive Officer since February 2006. Mr. Jundt has also served as our Chairman of the Board since March 2004 and has served as a director of our company since September 2000. Mr. Jundt has served as Vice Chairman and Portfolio Manager of the investment advisory firm of Jundt Associates since 1992. From November 1988 to March 1992, Mr. Jundt served as a research analyst for Victoria Investors covering the technology, health care, financial services, and consumer industries. From July 1987 until October 1988, Mr. Jundt served in various capacities on the floor of the Chicago Mercantile Exchange with Cargill Investor Services. Mr. Jundt also serves as a director of Minnetonka Capital Investment and of Spineology, both private companies.
     On May 4, 2006, our Board of Directors approved a salary of $7,500 per month for Mr. Jundt as consideration for his service as our Interim President and Chief Executive Officer. In addition, we granted Mr. Jundt options to purchase 100,000 shares of our common stock pursuant to our 2005 Stock Award Plan. One-quarter of the total number of options granted vest and become exercisable on each of August 4, 2006, November 4, 2006, February 4, 2007, and May 4, 2007.
     During January 2005, in consideration for his prior service to our company, including providing capital to our company and his personal guaranty of company obligations, we granted to Mr. Jundt options to purchase 40,000 shares of our common stock at an exercise price of $6.00 per share. In addition, in consideration for his service as our Chairman of the Board, during January 2005 we granted to Mr. Jundt options to purchase 20,000 shares of our common stock at an exercise price of $6.00 per share.
     On July 11, 2006, we issued a press release announcing the appointment of Mr. Jundt as President and Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit
Number

99.1	Press release from Kona Grill, Inc. dated July 11, 2006 titled “Kona Grill, Inc. Announces Appointment of Marcus E. Jundt as President and Chief Executive Officer”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2006	KONA GRILL, INC.
	By:	/s/ Mark S. Robinow
Mark S. Robinow
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press release from Kona Grill, Inc. dated July 11, 2006 titled “Kona Grill, Inc. Announces Appointment of Marcus E. Jundt as President and Chief Executive Officer”

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